Exhibit 10.2

STOCK SUBSCRIPTION AGREEMENT

FOR

STERLING MINING COMPANY

an Idaho corporation

1.	SUBSCRIPTION: The undersigned, (the “Subscriber”1) hereby subscribes for the purchase of ( ) shares of Common Stock of STERLING MINING COMPANY (the “Company”), an Idaho corporation, in consideration of the sum of ($ ) and has paid, or agrees to pay 100% of the total subscription price upon submission of this subscription agreement. Such subscription is subject to the following- terms and conditions:

a.	No certificate(s) for shares shall be issued to the undersigned until the entire stock subscription price is paid;

b.	The Company reserves the right to reject, reduce or allot all subscriptions received;

c.	The Company reserves the right to increase the aggregate number of shares being sold by it;

d.	The certificate(s) representing the shares delivered pursuant to this subscription agreement shall bear a legend in the following form:

The shares represented by this certificate have not been registered under the Securities Act of 1933 (“Act”), as amended, or any other applicable federal or state securities act; and are “restricted securities” as defined by Rule 144 of the Act. The shares may not be transferred, sold or otherwise disposed of unless; (1) a registration statement with respect to the shares shall be effective under the Act or any other federal or state securities acts or an exemption from registration requirements under the Act is effective, and (2) the Company shall have received an opinion of Counsel for the Company that no violations of any securities acts will be involved in any transfer.

[1]	The Company issued shares of common stock during the second quarter of 2006 as follows: 250,000 shares to an overseas investor with full warrants attached on April 19, 2006; 50,000 shares to an overseas investor with full warrants attached on April 20, 2006; 10,000 shares to an overseas investor with full warrants attached on May 1, 2006; 125,000 shares to an overseas investor with half warrants attached on June 22, 2006

e.	If the shares represented by this certificate have been held for a period of at least one (1) year and if Rule 144 of the Securities Act of 1933, as amended (the “Act”), is applicable, then the undersigned may make sales of the shares only under the terms and conditions prescribed by Rule 144 of the Act.

2.	REPRESENTATIONS AND WARRANTIES: The undersigned Subscriber hereby represents and warrants to the Company:

a.	The undersigned Subscriber understands that the Company’s STOCK HAS NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCY;

b.	The undersigned Subscriber is not an underwriter and would be acquiring the Company’s stock solely for investment for his or her own account and not with a view to, or for, resale in connection with any distribution with in the meaning of the federal securities act, the state securities acts or any other applicable state securities acts;

c.	The undersigned Subscriber understands the speculative nature and risks of investments associated with the Company, and confirms that the stock would be suitable and consistent with his or her investment program and that his or her financial position enable him or her to bear the risks of this investment; and that there is not any public market for the stock subscribed for herein;

d.	The stock subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of to any person, without the prior written consent of the Company, and, at the Company’s discretion a prior opinion of counsel for the Company that such disposition will not violate federal and/or state securities acts. Disposition shall include, but is not limited to acts of selling, assigning, transferring, pledging, encumbering, hypothecating, giving, and any form of conveying, whether voluntary or not;

e.	To the extent that any federal, and/or state securities laws shall require, the Subscriber hereby agrees that any stock acquired pursuant to this Agreement shall be without preference as to assets;

f.	The Company is under no obligation to register or seek an exemption under any federal and/or state securities acts for any stock of the Company or to cause or permit such stock to be transferred in the absence of any such registration or exemption and that the Subscriber herein must hold such stock indefinitely unless such stock is subsequently registered under federal and/or state securities acts or an exemption from registration is available;

g.	The Subscriber has had the opportunity to ask questions of the Company and receive additional information from the Company to the extent that the Company possessed such information, necessary to evaluate the merits and risks of any investment in the Company.

h.	The Subscriber has adequate means of providing for his current needs and personal contingencies and has no need to sell the shares in the foreseeable future (that is at the time of the investment, Subscriber can afford to hold the investment for an indefinite period of time); and,

i.	The Subscriber has sufficient knowledge and experience in financial matters to evaluate the merits and risks of this investment and further, the Subscriber is capable of reading, and interpreting financial statements.

3.	LIMITED POWER OF ATTORNEY: The undersigned Subscriber hereby constitutes and appoints and grants to Ray De Motte, President of the Company, his limited attorney-in-fact and agent to sign for him and act in his name, place and stead, in any and all capacities to execute any or all documents to be filed with the United States Securities and Exchange Commission and any governmental agency, federal, state or otherwise in connection with any securities flags, including, but not limited to: amendments, exhibits, agreements, concerning shareholders granting, said limited attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming, all that each said limited attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

4.	STATUS OF PURCHASER:

☐	I am not a member of, or an associate or affiliate of a member of the National Association of Securities Dealers.

☐	I am a member of, or an associate or affiliate of a member of the National Association of Securities Dealers. Attached is a copy of an agreement signed by the principal of the firm with which I am affiliated agreeing to may participation in this investment.

5.	MISCELLANEOUS: This Subscription Agreement shall be binding upon the parties hereto, their heirs, executors, successors, and legal representatives. The law of the State of Idaho shall govern the rights of the parties to this Agreement. This Agreement is not assignable without the prior written consent of the Company, and any attempt to assign any rights, duties or obligations which arise under this Agreement without the Company’s prior express written consent shall be void.

The undersigned Subscriber hereby declares and affirms that he or she has read the within and foregoing Subscription Agreement, is familiar with the contents thereof and agrees to abide by there terms and conditions therein set forth, and knows the statements therein to be true and correct.

I hereby consent to the use of my name in any prospectus or registration statement which may be filed in connection with any public offering of the Company’s securities.

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement this                              day of                          at                                 ,                                 .

SUBSCRIBER

Signature

Spouse’s Signature (if applicable)

Address

City, State and Zip Code

Area Code and Telephone Number

ACCEPTED BY:

STERLING MINING COMPANY
an Idaho corporation

BY:
Ray De Motte, President
Or
Gene Higdem, Treasurer